Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 2014 (this "Amendment"), is among SPARTAN MOTORS, INC., SPARTAN MOTORS CHASSIS, INC., CRIMSON FIRE, INC., CRIMSON FIRE AERIALS, INC., CLASSIC FIRE, LLC and UTILIMASTER CORPORATION (collectively, “Borrowers”), the LENDERS party hereto, and WELLS FARGO BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

INTRODUCTION

The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of December 16, 2011 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions specified in Article 3 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1     Section 2.06(c) of the Credit Agreement is restated as follows:

(c)     Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (provided that Letters of Credit having a one-year tenor may provide for the renewal thereof for additional one-year periods, but not extending beyond the date referred to in clause (ii) below) and (ii) the date that is five Business Days prior to the Maturity Date (the “L/C Maturity Date”), except that Borrowers may request Letters of Credit with an aggregate L/C Exposure not to exceed $1,000,000 with a term in excess of one year and/or with an expiration date beyond the L/C Maturity Date, but not beyond July 31, 2019, provided, however, that with respect to any such Letter of Credit with an expiration subsequent to the L/C Maturity Date, the Administrative Agent or the Required Lenders or Lenders with LC Exposure representing greater than 50% of the total LC Exposure may from time to time demand delivery of Cash Collateral on any Business Day commencing on the L/C Maturity Date, and on the Business Day that the applicable Borrower receives notice from the Administrative Agent or the Required Lenders or Lenders with LC Exposure representing greater than 50% of the total LC Exposure demanding the deposit of Cash Collateral pursuant to this paragraph, the applicable Borrower shall fully Cash Collateralize the LC Exposure as of such date plus any accrued and unpaid interest thereon. Such Cash Collateral shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the applicable Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Subject to other applicable provisions of this Agreement regarding the application of Cash Collateral in relation to L/C Exposure following the occurrence of an Event of Default, moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the LC Exposure at such time.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, each Borrower represents and warrants that:

2.1     The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and are not in material contravention of any applicable law, or of the terms of the any Borrower's bylaws or other charter documents, or of any material contractual obligation of any Borrower and will not result in the imposition of any Lien on any of its property or of the property of any of its Subsidiaries.

2.2     This Amendment is the legal, valid and binding obligation of the each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3     After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date).

2.4     After giving effect to this Amendment, no Unmatured Default or Event of Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

3.1     This Amendment shall be executed by each of the Borrower and the Required Lenders.

3.2     The Consent and Agreement attached hereto shall be executed by the Guarantor.

3.3     The Borrowers and Guarantor shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

ARTICLE 4. MISCELLANEOUS

4.1     All references in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby and as further amended or modified from time to time.

4.2     Except as expressly amended hereby, each Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

4.3     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

SPARTAN MOTORS, INC.

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Chief Financial Officer & Treasurer

SPARTAN MOTORS CHASSIS, INC.

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Treasurer

CRIMSON FIRE, INC.

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Treasurer

CRIMSON FIRE AERIALS, INC.

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Treasurer

CLASSIC FIRE, LLC

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Treasurer

UTILIMASTER CORPORATION

By: /s/ Lori L. Wade
Name: Lori L. Wade
Title: Treasurer

WELLS FARGO BANK, N.A.,
individually and as Administrative Agent
and an Issuing Bank

By: /s/Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
individually and as Swingline Lender
and an Issuing Bank

By: /s/Michael Hall
Name: Michael Hall
Title: Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any applicable law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, except where such contravention would not reasonably be expected to result in a Material Adverse Effect and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

UTILIMASTER HOLDINGS, INC.

By:	/s/ Lori L. Wade

Its:	Treasurer

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